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                                                                     Exhibit 23


                             ARTHUR ANDERSEN LLP






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-61932, 33-59185, 33-59183.


March 27, 1997
                                              ARTHUR ANDERSEN LLP